EXHIBIT 24a1


                               POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to American Brands, Inc. stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the American Brands, Inc. 1990 Long-Term Incentive Plan and (b) any and all amendments and supplements thereto:


              Signature              Title                    Date



           Thomas C. Hays
       ---------------------- Chairman of the Board       January 30, 1995
           Thomas C. Hays      and Chief Executive
                               Officer (principal
                             executive officer) and
                                   Director



            John T. Ludes
       ---------------------- President and Chief         January 31, 1995
            John T. Ludes    Operating Officer and
                                   Director



         Robert L. Plancher
       ---------------------- Senior Vice President       January 31, 1995
         Robert L. Plancher   and Chief Accounting
                               Officer (principal
                              accounting officer)



      Dudley L. Bauerlein, Jr.
       ---------------------- Senior Vice President       January 27, 1995
      Dudley L. Bauerlein, Jr. and Chief Financial
                               Officer (principal
                               financial officer)



          William J. Alley
       ----------------------      Director               January 31, 1995
          William J. Alley

         Eugene R. Anderson
       ----------------------      Director               January 31, 1995
         Eugene R. Anderson



          Patricia O. Ewers
       ----------------------      Director               January 31, 1995
          Patricia O. Ewers




       ----------------------      Director               January   , 1995
       John W. Johnstone, Jr.



          Wendell J. Kelley
       ----------------------      Director               January 31, 1995
          Wendell J. Kelley



          Sidney Kirschner
       ----------------------      Director               January 31, 1995
          Sidney Kirschner



          Gordon R. Lohman
       ----------------------      Director               January 31, 1995
          Gordon R. Lohman



       Charles H. Pistor, Jr.
       ----------------------      Director               January 31, 1995
       Charles H. Pistor, Jr.



           Peter M. Wilson
       ----------------------      Director               January 31, 1995
           Peter M. Wilson

                               POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to American Brands, Inc. stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the American Brands, Inc. 1990 Long-Term Incentive Plan and (b) any and all amendments and supplements thereto:


              Signature              Title                    Date




       ---------------------- Chairman of the Board       January   , 1995
           Thomas C. Hays      and Chief Executive
                               Officer (principal
                             executive officer) and
                                   Director




       ---------------------- President and Chief         January   , 1995
            John T. Ludes    Operating Officer and
                                   Director




       ---------------------- Senior Vice President       January   , 1995
         Robert L. Plancher   and Chief Accounting
                               Officer (principal
                              accounting officer)




       ---------------------- Senior Vice President       January   , 1995
      Dudley L. Bauerlein, Jr. and Chief Financial
                               Officer (principal
                               financial officer)




       ----------------------      Director               January   , 1995
          William J. Alley

       ----------------------      Director               January   , 1995
         Eugene R. Anderson




       ----------------------      Director               January   , 1995
          Patricia O. Ewers



       John W. Johnstone, Jr.
       ----------------------      Director               January 27, 1995
       John W. Johnstone, Jr.




       ----------------------      Director               January   , 1995
          Wendell J. Kelley




       ----------------------      Director               January   , 1995
          Sidney Kirschner




       ----------------------      Director               January   , 1995
          Gordon R. Lohman




       ----------------------      Director               January   , 1995
       Charles H. Pistor, Jr.




       ----------------------      Director               January   , 1995
           Peter M. Wilson